UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2014

Date of reporting period: March 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Emerging Markets Multi-Asset Portfolio

March 31, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 20, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Emerging Markets Multi-Asset Portfolio (the “Fund”), for the annual reporting period ended March 31, 2014.

Investment Objectives and Policies

The Fund’s investment objective is to maximize total return. Total return is the sum of capital appreciation and income. The Fund invests at least 80% of its net assets under normal circumstances in securities of emerging market issuers and/or the currencies of emerging market countries. Examples of emerging market countries include Argentina, Brazil, Chile, Croatia, Egypt, Hong Kong, India, Indonesia, Israel, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. Investing in emerging markets generally involves risks greater than investing in the markets of developed countries. The Fund may invest up to 20% of its net assets in the securities of developed market issuers.

The Fund invests in equity securities, debt securities and currencies, and does not attempt to maintain a constant or relatively constant allocation among these asset classes. Rather, allocations among asset classes are adjusted based on the view of AllianceBernstein L.P. (the “Adviser”) of the relative attractiveness of the asset classes. These allocations are informed by the Adviser’s proprietary asset allocation tools, which are comprised of a series of volatility, correlation and expected return forecasts. The Adviser reviews potential Fund investments in each asset class holistically from a country, currency, sector and security standpoint to optimize overall portfolio construction. Under normal circumstances, the Fund will invest between 30% and 95% of its net assets in equity securities, and between 0% and 65% of its net assets in debt securities, with any remainder held in cash (including foreign currency). The Fund is not constrained based on the country, region, market capitalization, credit quality or duration of its investments, and its assets may at times be concentrated in a particular country or region.

The process for selecting equity securities for the Fund is primarily bottom-up. The Adviser seeks to identify stocks that are attractive based on valuation, profitability, earnings quality, business trends, price momentum and other measures. The process for selecting debt securities for the Fund is more top-down. The Adviser believes that inefficiencies in the global debt markets arise from investor emotion, market complexity and conflicting investment agendas. The Adviser combines quantitative forecasts with fundamental credit and economic research in seeking to exploit these inefficiencies. The Adviser seeks to generate returns from the Fund’s fixed-income investments through a combination of country selection, currency allocation, sector analysis and security selection. Debt securities may include those of both corporate and governmental issuers, and may include below investment grade debt securities

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	1

(“junk bonds”). The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Adviser considers both quantitative and fundamental factors in adjusting the Fund’s currency exposures. In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independent of any such investments, and may hold a currency even if the Fund does not hold any securities denominated in that currency.

The Fund expects to utilize derivatives, such as futures, forwards and swap agreements, and invest in exchange-traded funds, (“ETFs”), to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivative transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. Derivatives may also be used for hedging purposes, including to hedge against interest rate, credit and currency fluctuations. The Adviser also expects to use derivatives frequently to effectively leverage the Fund by creating aggregate exposure somewhat in excess of the Fund’s net assets. The notional value of derivatives and ETFs linked to emerging market securities or currencies are counted towards meeting the percentage minimums and ranges set forth above, including the requirement that the Fund invest at least 80% of its net assets in the securities of emerging market issuers and/or the currencies of emerging market countries.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net).

During the six-month period, Advisor Class and Class I shares outperformed the benchmark, while all other share classes underperformed. Equity security selection detracted from the Fund’s relative performance, while asset allocation to, and security selection within fixed income contributed. Equity security selection in the finance and technology sectors contributed most to relative performance, while equity security selection in the utilities and capital equipment sectors detracted. The Fund’s active currency positions contributed to performance.

During the 12-month period, all share classes of the Fund underperformed the benchmark. Equity security selection detracted from performance, while the Fund’s asset allocation to, and security selection within fixed income helped offset some of the losses. Equity security selection in the utilities sector detracted most from overall performance. Gains from equity security selection in the financial sector

2	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

helped to offset some of the losses. The Fund’s active currency positions detracted from performance.

The Fund utilized derivatives in the form of futures for investment purposes, which added to returns for the six-month period, and detracted for the 12-month period; currencies for hedging and investment purposes, which added to returns for the six-month period, and detracted for the 12-month period; purchased options for hedging purposes, which detracted from returns for both periods; written options for hedging purposes, which had no material impact on returns for the six-month period and added to returns for the 12-month period; and credit default swaps for hedging and investment purposes, which added to returns for both periods.

Market Review and Investment Strategy

While the continuation of the U.S. Federal Reserve’s tapering cycle was a sign of cautious optimism that the U.S. economy was strengthening, it had an adverse impact on emerging-market assets and currencies. Specifically, the prospect of higher U.S. interest rates led to capital flight from developing countries as investors chased better returns from lower-risk U.S. assets. Adding to market anxiety was geopolitical risk stemming from Russia’s annexation of Ukraine’s Crimean peninsula and the buildup of Russian troops along Ukraine’s borders. The confrontation, led to worries that escalation could worsen bearish sentiment regarding the emerging markets and that it could hurt global economic growth.

The Emerging Markets Multi-Asset Team (the “Team”) continued to focus the equity portion of the Fund on companies that have strong business fundamentals and that are trading at low multiples relative to their normal long-term earnings power. The companies in the Fund have strong balance sheets, which the Team believes may provide a buffer against economic pressures and allow them to make accretive investments or return cash to their shareholders. Within fixed income, yield spreads and absolute yields on emerging market bonds continued to look attractive relative to recent history and their diversification benefits remained appealing, in the Team’s view, so the Fund maintained a substantial position in bonds. The Team believes that this provided a balance between the potential for further equity market appreciation while remaining sensitive to possible downside risks. The Team also continued to maintain a small defensive options strategy to mitigate the impact of any sharp market reversal.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI EM Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging Market Risk: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk: The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value (“NAV”) of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

Allocation Risk: The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging markets context, as movements in emerging market equity and emerging market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally, and less secondary market liquidity.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Emerging Markets Multi-Asset Portfolio
Class A	1.28%	-6.82%

Class C	0.96%	-7.47%

Advisor Class*	1.51%	-6.48%

Class R*	1.25%	-6.99%

Class K*	1.32%	-6.75%

Class I*	1.46%	-6.44%

MSCI EM Index (net)	1.39%	-1.43%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

8/31/2011* TO 3/31/2014

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein

Emerging Markets Multi-Asset Portfolio Class A shares (from 8/31/2011* to 3/31/2014) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Fund’s Class A shares on 8/31/2011.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-6.82%	-10.81%
Since Inception*	-1.90%	-3.52%

Class C Shares
1 Year	-7.47%	-8.38%
Since Inception*	-2.62%	-2.62%

Advisor Class Shares†
1 Year	-6.48%	-6.48%
Since Inception*	-1.61%	-1.61%

Class R Shares†
1 Year	-6.99%	-6.99%
Since Inception*	-2.10%	-2.10%

Class K Shares†
1 Year	-6.75%	-6.75%
Since Inception*	-1.87%	-1.87%

Class I Shares†
1 Year	-6.44%	-6.44%
Since Inception*	-1.60%	-1.60%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 2.88%, 3.66%, 2.63%, 3.20%, 2.92% and 2.64% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.65%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/ reimbursements may not be terminated prior to March 31, 2015. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 8/31/2011.

†

These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-10.81%
Since Inception*	-3.52%

Class C Shares
1 Year	-8.38%
Since Inception*	-2.62%

Advisor Class Shares†
1 Year	-6.48%
Since Inception*	-1.61%

Class R Shares†
1 Year	-6.99%
Since Inception*	-2.10%

Class K Shares†
1 Year	-6.75%
Since Inception*	-1.87%

Class I Shares†
1 Year	-6.44%
Since Inception*	-1.60%

*	Inception date: 8/31/2011.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,012.80	$8.28	1.65%
Hypothetical**	$1,000	$1,016.70	$8.30	1.65%
Class C
Actual	$1,000	$1,009.60	$11.77	2.35%
Hypothetical**	$1,000	$1,013.21	$11.80	2.35%
Advisor Class
Actual	$1,000	$1,015.10	$6.78	1.35%
Hypothetical**	$1,000	$1,018.20	$6.79	1.35%
Class R
Actual	$1,000	$1,012.50	$9.28	1.85%
Hypothetical**	$1,000	$1,015.71	$9.30	1.85%
Class K
Actual	$1,000	$1,013.20	$8.03	1.60%
Hypothetical**	$1,000	$1,016.95	$8.05	1.60%
Class I
Actual	$1,000	$1,014.60	$6.78	1.35%
Hypothetical**	$1,000	$1,018.20	$6.79	1.35%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

March 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $35.3

*	All data are as of March 31, 2014. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.6% or less in the following countries: Angola, Australia, Azerbaijan, Chile, Colombia, Czech Republic, Dominican Republic, France, Germany, Hong Kong, Indonesia, Italy, Ivory Coast, Japan, Kazakhstan, Malaysia, Norway, Panama, Peru, Philippines, Qatar, Romania, Rwanda, Serbia, Singapore, Sri Lanka, Thailand, Ukraine, United Kingdom, and United Republic of Tanzania.

10	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio Summary

TEN LARGEST HOLDINGS*

March 31, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Petroleos de Venezuela SA	$844,702	2.4%
SK Telecom Co., Ltd.	681,874	1.9
Colombia Government International Bond	671,553	1.9
Richter Gedeon Nyrt	622,033	1.8
Indonesia Government International Bond	601,270	1.7
Ivory Coast Government International Bond	584,062	1.7
Samsung Electronics Co., Ltd.	556,236	1.6
Nu Skin Enterprises, Inc. – Class A	550,953	1.6
Republic of Angola Via Northern Lights III BV	547,443	1.5
Hungary Government International Bond	539,215	1.5
	$6,199,341	17.6%

*	Long-term investments.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

March 31, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 57.8%
Consumer Discretionary – 12.2%
Auto Components – 0.5%
Sumitomo Rubber Industries Ltd.	15,200	$193,342

Automobiles – 2.8%
Bayerische Motoren Werke AG	1,360	171,858
Hyundai Motor Co.	1,600	378,322
Kia Motors Corp.	6,290	351,498
Tofas Turk Otomobil Fabrikasi AS	12,390	70,374

		972,052

Hotels, Restaurants & Leisure – 1.7%
MGM China Holdings Ltd.	94,000	332,106
Yum! Brands, Inc.	3,620	272,912

		605,018

Household Durables – 1.7%
Skyworth Digital Holdings Ltd.	298,000	164,477
Steinhoff International Holdings Ltd.	88,820	429,579

		594,056

Internet & Catalog Retail – 0.9%
CJ O Shopping Co., Ltd.	470	161,166
GS Home Shopping, Inc.	730	162,742

		323,908

Specialty Retail – 0.3%
Mr. Price Group Ltd.	7,670	114,638

Textiles, Apparel & Luxury Goods – 4.3%
Eclat Textile Co., Ltd.	29,700	344,346
Feng TAY Enterprise Co., Ltd.	57,000	167,262
Makalot Industrial Co., Ltd.	42,000	233,649
NIKE, Inc. – Class B	3,030	223,796
Pacific Textiles Holdings Ltd.	113,000	148,306
Shenzhou International Group Holdings Ltd.	63,000	200,286
Yue Yuen Industrial Holdings Ltd.	62,000	202,433

		1,520,078

		4,323,092

Financials – 11.6%
Commercial Banks – 7.4%
Banco do Brasil SA	34,600	347,677
Bangkok Bank PCL (NVDR)	19,800	109,156
Bank of Baroda	2,380	28,726
Bank of China Ltd. – Class H	257,000	114,178
BS Financial Group, Inc.	6,640	94,207
China Construction Bank Corp. – Class H	517,000	362,904
China Minsheng Banking Corp. Ltd. – Class H	42,500	42,721
DGB Financial Group, Inc.	7,270	105,396
Grupo Financiero Santander Mexico SAB de CV – Class B	41,300	101,229

12	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial & Commercial Bank of China Ltd. – Class H	731,000	$450,647
Jammu & Kashmir Bank Ltd.	2,990	77,694
Komercni Banka AS	2,150	513,754
RHB Capital Bhd	23,000	59,353
State Bank of India	3,570	114,745
Union Bank of India	38,340	88,120

		2,610,507

Diversified Financial Services – 1.2%
Cielo SA	5,800	184,838
Intercorp Financial Services, Inc.(a)	6,080	191,520
Remgro Ltd.	2,590	50,379

		426,737

Real Estate Investment Trusts (REITs) – 2.0%
CapitaCommercial Trust	145,000	171,661
Capital Property Fund	104,400	103,710
Fibra Uno Administracion SA de CV	63,360	204,996
Hyprop Investments Ltd.	29,600	215,787
Mapletree Logistics Trust	39,000	32,423

		728,577

Real Estate Management & Development – 1.0%
KWG Property Holding Ltd.	89,500	49,361
LPN Development PCL (NVDR)	177,500	87,915
Wing Tai Holdings Ltd.	145,000	211,480

		348,756

		4,114,577

Information Technology – 8.6%
Computers & Peripherals – 2.2%
Asustek Computer, Inc.	24,000	237,812
Casetek Holdings Ltd.	29,000	158,529
Catcher Technology Co., Ltd.	33,000	239,609
Lite-On Technology Corp.	59,000	88,207
Wistron Corp.	63,990	52,726

		776,883

Electronic Equipment, Instruments & Components – 0.6%
Ju Teng International Holdings Ltd.	136,000	96,475
Largan Precision Co., Ltd.	2,000	95,066

		191,541

Internet Software & Services – 0.7%
NetEase, Inc. (ADR)	1,770	119,121
Tencent Holdings Ltd.	2,000	139,600

		258,721

IT Services – 0.6%
Cognizant Technology Solutions Corp. – Class A	580	29,354
HCL Technologies Ltd.	7,970	186,156

		215,510

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 4.5%
Advanced Semiconductor Engineering, Inc.	93,000	$103,208
Advanced Semiconductor Engineering, Inc. (ADR)	7,640	42,402
Hermes Microvision, Inc.	3,000	120,444
King Yuan Electronics Co., Ltd.	187,000	155,378
Samsung Electronics Co., Ltd.	440	556,236
Taiwan Semiconductor Manufacturing Co., Ltd.	120,000	472,145
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	1,900	38,038
Transcend Information, Inc.	34,000	110,691

		1,598,542

		3,041,197

Energy – 6.7%
Energy Equipment & Services – 0.8%
Seadrill Ltd.	7,920	278,840

Oil, Gas & Consumable Fuels – 5.9%
BP PLC	13,010	104,536
Cairn India Ltd.	69,990	389,879
China Petroleum & Chemical Corp. – Class H	239,400	214,751
ENI SpA	9,200	230,703
Gazprom OAO (Sponsored ADR)	19,010	147,707
KazMunaiGas Exploration Production JSC (GDR)(a)	3,550	49,700
LUKOIL OAO (Sponsored ADR)	8,790	491,581
Royal Dutch Shell PLC – Class A (Netherlands)	5,830	213,021
Total SA	3,490	229,728

		2,071,606

		2,350,446

Utilities – 4.1%
Electric Utilities – 2.5%
CEZ AS	9,010	258,592
Cia Energetica de Minas Gerais (Preference Shares)	17,975	120,810
Light SA	14,200	117,343
Tenaga Nasional Bhd	102,700	376,118

		872,863

Gas Utilities – 0.6%
Aygaz AS	56,400	221,988

Independent Power Producers & Energy Traders – 1.0%
AES Tiete SA (Preference Shares)	14,400	114,489
China Resources Power Holdings Co., Ltd.	38,000	99,264
Huaneng Power International, Inc. – Class H	90,000	86,151
Tractebel Energia SA	2,900	44,861

		344,765

		1,439,616

14	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 4.0%
Food Products – 1.0%
AVI Ltd.	32,150	$172,569
Gruma SAB de CV – Class B(b)	1,365	112,918
Universal Robina Corp.	17,250	54,738

		340,225

Household Products – 0.5%
Colgate-Palmolive Co.	3,040	197,205

Personal Products – 1.6%
Nu Skin Enterprises, Inc. – Class A	6,650	550,953

Tobacco – 0.9%
British American Tobacco PLC	5,110	285,065
Philip Morris International, Inc.	392	32,093

		317,158

		1,405,541

Telecommunication Services – 3.8%
Diversified Telecommunication Services – 0.8%
Telefonica Brasil SA (Preference Shares)	2,700	57,154
Telenor ASA	9,880	218,672

		275,826

Wireless Telecommunication Services – 3.0%
Advanced Info Service PCL	5,100	35,530
China Mobile Ltd.	37,000	339,713
SK Telecom Co., Ltd.	3,360	681,874

		1,057,117

		1,332,943

Health Care – 3.7%
Health Care Equipment & Supplies – 0.6%
St Shine Optical Co., Ltd.	9,000	201,172

Health Care Providers & Services – 1.2%
Life Healthcare Group Holdings Ltd.	85,520	312,473
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	55,500	125,504

		437,977

Pharmaceuticals – 1.9%
Dr Reddy’s Laboratories Ltd.	740	31,857
Richter Gedeon Nyrt	35,660	622,033

		653,890

		1,293,039

Industrials – 2.3%
Airlines – 0.6%
Copa Holdings SA – Class A	750	108,892
Turk Hava Yollari	30,380	93,555

		202,447

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	15

Portfolio of Investments

Company		Shares	U.S. $ Value

Construction & Engineering – 0.1%
Grana y Montero SA		13,260	$46,223

Industrial Conglomerates – 0.9%
Bidvest Group Ltd.		5,670	149,811
Hopewell Holdings Ltd.		18,500	63,539
Jardine Strategic Holdings Ltd.		3,000	107,711

			321,061

Transportation Infrastructure – 0.7%
Jiangsu Expressway Co., Ltd. – Class H		210,000	239,677

			809,408

Materials – 0.8%
Chemicals – 0.4%
UPL Ltd.		41,500	129,060

Paper & Forest Products – 0.4%
Sappi Ltd.(b)		43,440	152,675

			281,735

Total Common Stocks (cost $19,211,468)			20,391,594

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 9.0%
Colombia – 1.9%
Colombia Government International Bond 2.625%, 3/15/23	U.S.$	747	671,553

Hungary – 1.5%
Hungary Government International Bond 5.38%, 3/25/24		36	36,100
5.75%, 11/22/23		352	365,303
6.375%, 3/29/21		126	137,812

			539,215

Indonesia – 1.7%
Indonesia Government International Bond 3.375%, 4/15/23(a)		444	396,270
4.875%, 5/05/21(a)		200	205,000

			601,270

Mexico – 0.5%
Mexico Government International Bond 4.00%, 10/02/23		174	175,740

Peru – 0.3%
Peruvian Government International Bond 7.125%, 3/30/19		96	115,800

16	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Romania – 0.8%
Romanian Government International Bond 4.88%, 1/22/24(a)	U.S.$	272	$276,760

Russia – 1.0%
Russian Foreign Bond – Eurobond 7.50%, 3/31/30(a)		314	356,663

South Africa – 0.6%
South Africa Government International Bond 5.875%, 9/16/25		200	215,000

Turkey – 0.7%
Turkey Government International Bond 7.00%, 6/05/20		200	224,820

Total Governments – Sovereign Bonds (cost $3,104,065)			3,176,821

EMERGING MARKETS – CORPORATE BONDS – 7.7%
Industrial – 7.7%
Basic – 0.5%
Gold Fields Orogen Holding BVI Ltd. 4.875%, 10/07/20(a)		200	173,000

Consumer Cyclical - Other – 1.0%
Longfor Properties Co., Ltd. 6.75%, 1/29/23(a)		402	363,869

Consumer Cyclical - Retailers – 0.7%
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)		248	258,230

Consumer Non-Cyclical – 3.4%
Arcelik AS 5.00%, 4/03/23(a)		260	231,329
Marfrig Holding Europe BV 8.375%, 5/09/18(a)		200	199,600
11.25%, 9/20/21(a)		200	214,500
Tonon Bioenergia SA 9.25%, 1/24/20(a)		275	247,500
Virgolino de Oliveira Finance Ltd. 11.75%, 2/09/22(a)		472	285,560

			1,178,489

Energy – 0.6%
Pacific Rubiales Energy Corp. 5.125%, 3/28/23(a)		236	223,605

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 1.1%
Shimao Property Holdings Ltd. 6.625%, 1/14/20(a)	U.S.$	400	$380,000

Transportation - Services – 0.4%
Inversiones Alsacia SA 8.00%, 8/18/18(a)		206	154,376

Total Emerging Markets – Corporate Bonds (cost $2,921,796)			2,731,569

EMERGING MARKETS – SOVEREIGNS – 7.1%
Angola – 1.5%
Republic of Angola Via Northern Lights III BV 7.00%, 8/16/19(a)		500	547,443

Ivory Coast – 1.7%
Ivory Coast Government International Bond 5.75%, 12/31/32(a)		623	584,062

Rwanda – 0.6%
Rwanda International Government Bond 6.625%, 5/02/23(a)		200	196,000

Serbia – 0.6%
Republic of Serbia
7.25%, 9/28/21(a)		200	224,020

Sri Lanka – 0.8%
Sri Lanka Government International Bond
6.00%, 1/14/19(a)		281	293,996

Ukraine – 0.3%
Ukraine Government International Bond
7.75%, 9/23/20(a)		100	93,500

United Republic of Tanzania – 1.2%
Tanzania Government International Bond
6.332%, 3/09/20(a)(c)		400	423,917

Venezuela – 0.4%
Venezuela Government International Bond
7.65%, 4/21/25		230	154,100

Total Emerging Markets – Sovereigns (cost $2,315,772)			2,517,038

QUASI-SOVEREIGNS – 6.1%
Quasi-Sovereign Bonds – 6.1%
Azerbaijan – 1.1%
State Oil Co. of the Azerbaijan Republic
4.75%, 3/13/23(a)		400	381,969

18	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Indonesia – 0.5%
Perusahaan Listrik Negara PT
5.25%, 10/24/42(a)	U.S.$	200	$162,250

Mexico – 0.9%
Petroleos Mexicanos
3.50%, 1/30/23		145	136,445
5.50%, 1/21/21		160	174,800

			311,245

Turkey – 1.2%
Export Credit Bank of Turkey
5.375%, 11/04/16(a)		424	441,299

Venezuela – 2.4%
Petroleos de Venezuela SA
8.50%, 11/02/17(a)		501	419,504
9.75%, 5/17/35(a)		593	425,198

			844,702

Total Quasi-Sovereigns (cost $2,102,211)			2,141,465

		Shares
WARRANTS – 4.0%
Financials – 3.1%
Commercial Banks – 1.6%
Commercial Bank of Qatar QSC (The), Deutsche Bank AG, expiring 5/26/17(b)		10,860	190,892
First Gulf Bank PJSC, Merrill Lynch, expiring 8/21/15(b)		84,695	375,869

			566,761

Real Estate Management & Development – 1.5%
Aldar Properties PJSC, Deutsche Bank AG, expiring 5/15/17(b)		104,220	97,895
Emaar Properties PJSC, Merrill Lynch, expiring 10/01/15(b)		158,960	430,628

			528,523

			1,095,284

Industrials – 0.9%
Airlines – 0.9%
Air Arabia PJSC, Deutsche Bank AG, expiring 7/31/17(b)		791,370	301,647

Total Warrants (cost $1,100,704)			1,396,931

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 2.4%
Australia – 1.0%
Australia Government Bond Series 132 5.50%, 1/21/18	AUD	352	$352,802

Mexico – 1.0%
Mexican Bonos Series M 10 8.50%, 12/13/18	MXN	3,960	346,107

Brazil – 0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	356	148,537

Total Governments - Treasuries (cost $852,621)			847,446

CORPORATES – INVESTMENT GRADES – 1.6%
Industrial – 1.6%
Basic – 0.2%
Vale Overseas Ltd. 6.875%, 11/21/36	U.S.$	72	76,714

Communications - Media – 0.6%
Myriad International Holdings BV 6.00%, 7/18/20(a)		200	216,982

Communications - Telecommunications – 0.8%
Oi SA 5.75%, 2/10/22(a)		285	274,323

Total Corporates - Investment Grades (cost $543,482)			568,019

EMERGING MARKETS – TREASURIES – 0.5%
Dominican Republic – 0.5%
Dominican Republic International Bond 16.00%, 7/10/20(d) (cost $210,831)	DOP	7,100	190,419

		Contracts
OPTIONS PURCHASED – PUTS – 0.3%
Options on Funds and Investment Trusts – 0.3%
iShares MSCI Emerging Markets Expiration: Jun 2014, Exercise Price: $ 39.50(b)(e) (premiums paid $212,347)		1,062	107,793

20	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Company		Shares		U.S. $ Value

SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.3%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.08%(f) (cost $807,116)		807,116		$807,116

		Principal Amount (000)
Time Deposits – 0.1%
BBH, Grand Cayman
0.005%, 4/01/14	HKD	22		2,781
0.005%, 4/01/14	JPY	655		6,343
0.005%, 4/01/14	SGD	1		620
0.030%, 4/01/14	U.S.$	– 0	–+	43
0.048%, 4/01/14	GBP	1		1,573
0.076%, 4/01/14	EUR	2		3,084
0.278%, 4/01/14	CAD	1		728
0.300%, 4/01/14	NOK	7		1,166
1.679%, 4/01/14	AUD	– 0	–+	3
4.100%, 4/01/14	ZAR	84		8,017

Total Time Deposits (cost $24,372)				24,358

Total Short-Term Investments (cost $831,488)				831,474

Total Investments – 98.9% (cost $33,406,785)				34,900,569
Other assets less liabilities – 1.1%				385,395

Net Assets – 100.0%				$35,285,964

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
MSCI Emerging Market Mini Futures	9	June 2014	$423,825	$444,641	$20,816

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Capital Bank PLC	USD	512	IDR	6,104,771	6/18/14	$25,562
BNP Paribas SA	AUD	390	USD	349	6/18/14	(10,595)
BNP Paribas SA	GBP	139	USD	231	6/18/14	(672)
BNP Paribas SA	JPY	20,869	USD	203	6/18/14	296
BNP Paribas SA	USD	343	PEN	976	6/18/14	268

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	21

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	NOK	1,875	USD	314	6/18/14	$1,929
Citibank, N.A.	USD	328	TRY	748	6/18/14	13,637
Deutsche Bank AG	USD	354	MXN	4,713	6/18/14	5,000
Goldman Sachs Bank USA	USD	335	MXN	4,502	6/18/14	7,685
Royal Bank of Scotland PLC	USD	339	COP	699,141	6/18/14	13,345
Royal Bank of Scotland PLC	USD	509	PLN	1,555	6/18/14	2,603
Royal Bank of Scotland PLC	USD	3,491	KRW	3,737,627	6/18/14	6,186
Standard Chartered Bank	KRW	1,471,881	USD	1,369	6/18/14	(8,574)
Standard Chartered Bank	SGD	389	USD	307	6/18/14	(1,962)
Standard Chartered Bank	TWD	7,829	USD	259	6/18/14	1,266
Standard Chartered Bank	USD	1,375	CNY	8,475	6/18/14	(7,607)
Standard Chartered Bank	USD	264	PHP	11,770	6/18/14	(1,561)
Standard Chartered Bank	USD	307	SGD	389	6/18/14	1,824

						$48,630

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA:
Venezuela Government International Bond, 9.25% 9/15/27, 9/20/16*	(5.00)%	13.96%	$400	$71,858	$52,038	$19,820

*	Termination date

+	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the aggregate market value of these securities amounted to $8,891,946 or 25.2% of net assets.
(b)	Non-income producing security.

(c)	Floating Rate Security. Stated interest rate was in effect at March 31, 2014.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.54% of net assets as of March 31, 2014, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Dominican Republic International Bond 16.00%, 7/10/20	9/11/12	$210,831	$190,419	0.54%

(e)	One contract relates to 100 shares.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

22	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Currency Abbreviation:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

PEN – Peruvian Nuevo Sol

PHP – Philippine Peso

PLN – Polish Zloty

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

JSC – Joint Stock Company

MSCI – Morgan Stanley Capital International

NVDR – Non Voting Depositary Receipt

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	23

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $32,599,669)	$34,093,453
Affiliated issuers (cost $807,116)	807,116
Cash	3,120
Due from broker	24,477	(a)
Foreign currencies, at value (cost $149,004)	149,257
Receivable for investment securities sold	278,708
Dividends and interest receivable	244,581
Unrealized appreciation of forward currency exchange contracts	79,601
Upfront premiums paid on credit default swaps	52,038
Receivable from Adviser	33,143
Unrealized appreciation of credit default swaps	19,820
Receivable for variation margin on futures	1,028
Receivable for capital stock sold	53

Total assets	35,786,395

Liabilities
Payable for investment securities purchased and foreign currency contracts	317,329
Audit fee payable	51,105
Unrealized depreciation of forward currency exchange contracts	30,971
Custody fee payable	27,694
Administrative fee payable	18,222
Transfer Agent fee payable	1,398
Distribution fee payable	199
Accrued expenses and other liabilities	53,513

Total Liabilities	500,431

Net Assets	$35,285,964

Composition of Net Assets
Capital stock, at par	$383
Additional paid-in capital	37,805,809
Undistributed net investment income	65,681
Accumulated net realized loss on investment and foreign currency transactions	(4,169,260)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	1,583,351

	$35,285,964

(a)	Represents amount on deposit at the broker as collateral for open derivative contracts.

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$605,403	65,796	$9.20	*

C	$68,558	7,472	$9.18

Advisor	$16,242,162	1,761,520	$9.22

R	$9,181	1,000	$9.18

K	$9,174	1,000	$9.17

I	$18,351,486	1,997,274	$9.19

*	The maximum offering price per share for Class A was $9.61 which reflects a sales charge of 4.25%.

See notes to financial statements.

24	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended March 31, 2014

Investment Income
Interest	$864,454
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $88,075)	748,371
Affiliated issuers	2,085
Securities lending income	4,801	$1,619,711

Expenses
Advisory fee (see Note B)	358,117
Distribution fee—Class A	2,017
Distribution fee—Class C	800
Distribution fee—Class R	46
Distribution fee—Class K	30
Transfer agency—Class A	624
Transfer agency—Class C	75
Transfer agency—Advisor Class	15,175
Transfer agency—Class R	7
Transfer agency—Class K	11
Transfer agency—Class I	5,669
Custodian	137,235
Registration fees	82,013
Audit	74,465
Administrative	72,817
Legal	37,371
Printing	21,223
Directors’ fees	6,141
Miscellaneous	33,650

Total expenses	847,486
Less: expenses waived and reimbursed by the Adviser (see Note B)	(360,799)

Net expenses		486,687

Net investment income		1,133,024

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(3,217,730)
Swaps		(32,096)
Futures		(226,575)
Options written		(7,757)
Foreign currency transactions		(294,439)
Net change in unrealized appreciation/depreciation of:
Investments		17,545
Swaps		58,480
Futures		94,973
Options written		26,790
Foreign currency denominated assets and liabilities		(4,369)

Net loss on investment and foreign currency transactions		(3,585,178)

Net Decrease in Net Assets from Operations		$(2,452,154)

See notes to financial statements.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	25

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,133,024	$553,335
Net realized loss on investment and foreign currency transactions	(3,778,597)	(420,907)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	193,419	484,041

Net increase (decrease) in net assets from operations	(2,452,154)	616,469
Dividends to Shareholders from
Net investment income
Class A	(11,775)	(8,396)
Class C	(578)	(590)
Advisor Class	(339,263)	(165,870)
Class R	(147)	(147)
Class K	(308)	(174)
Class I	(404,010)	(389,823)
Capital Stock Transactions
Net increase	3,475,316	9,884,296

Total increase	267,081	9,935,765
Net Assets
Beginning of period	35,018,883	25,083,118

End of period (including undistributed net investment income of $65,681 and distributions in excess of net investment income of $(26,932), respectively)	$35,285,964	$35,018,883

See notes to financial statements.

26	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio, AllianceBernstein Dynamic All Market Fund, AllianceBernstein Select U.S. Long/Short Portfolio and AllianceBernstein Concentrated Growth Fund (the “Portfolios”). The AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Select US Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Select U.S. Long/Short Portfolio commenced operations on December 12, 2012. AllianceBernstein Concentrated Growth Fund commenced operations on March 3, 2014. This report relates only to the AllianceBernstein Emerging Markets Multi-Asset Portfolio (the “Fund”). The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. As of March 31, 2014, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R and Class K shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	27

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

28	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	29

Notes to Financial Statements

management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will generally be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2014:

Investments in Securities	Level 1		Level 2		Level 3			Total
Common Stocks:
Consumer Discretionary	$645,014		$3,678,078		$	– 0	–	$4,323,092
Financials	1,246,047		2,868,530			– 0	–	4,114,577
Information Technology	228,915		2,812,282			– 0	–	3,041,197
Energy	688,988		1,661,458			– 0	–	2,350,446
Utilities	397,503		1,042,113			– 0	–	1,439,616
Consumer Staples	893,169		512,372			– 0	–	1,405,541
Telecommunication Services	57,154		1,275,789			– 0	–	1,332,943
Health Care	125,504		1,167,535			– 0	–	1,293,039
Industrials	155,115		654,293			– 0	–	809,408
Materials	– 0	–	281,735			– 0	–	281,735
Governments – Sovereign Bonds	– 0	–	3,176,821			– 0	–	3,176,821
Emerging Markets – Corporate Bonds	– 0	–	2,731,569			– 0	–	2,731,569
Emerging Markets – Sovereigns	– 0	–	2,517,038			– 0	–	2,517,038
Quasi-Sovereigns	– 0	–	2,141,465			– 0	–	2,141,465
Warrants	– 0	–	1,396,931			– 0	–	1,396,931
Governments – Treasuries	– 0	–	847,446			– 0	–	847,446
Corporates – Investment Grades	– 0	–	568,019			– 0	–	568,019
Emerging Markets – Treasuries	– 0	–	– 0	–		190,419		190,419
Options Purchased – Puts	– 0	–	107,793			– 0	–	107,793
Short-Term Investments:
Investment Companies	807,116		– 0	–		– 0	–	807,116
Time Deposits	– 0	–	24,358			– 0	–	24,358

Total Investments in Securities	5,244,525		29,465,625	+		190,419		34,900,569

30	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

Investments in Securities	Level 1			Level 2	Level 3			Total
Other Financial Instruments*:
Assets
Credit Default Swaps	$	– 0	–	$19,820	$	– 0	–	$19,820
Futures		– 0	–	20,816		– 0	–	20,816	†
Forward Currency Exchange Contracts		– 0	–	79,601		– 0	–	79,601
Liabilities
Forward Currency Exchange Contracts		– 0	–	(30,971)		– 0	–	(30,971)

Total^		$5,244,525		$29,554,891		$190,419		$34,989,835

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

^	An amount of $394,036 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Governments - Sovereign Bonds			Warrants			Emerging Markets - Treasuries		Totals
Balance as of 3/31/13		$226,311			$954,416		$210,732		$1,391,459
Accrued discounts/ (premiums)		(2,298)			– 0	–	(2,798)		(5,096)
Realized gain (loss)		(9,829)			10,405		– 0	–	576
Change in unrealized appreciation/depreciation		(2,480)			55,133		(17,515)		35,138
Purchases		– 0	–		– 0	–	– 0	–	– 0	–
Sales		(211,704)			(720,173)		– 0	–	(931,877)
Reclassification		– 0	–		– 0	–	– 0	–	– 0	–
Transfers into Level 3		– 0	–		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–		(299,781)		– 0	–	(299,781)

Balance as of 3/31/14	$	– 0	–	$	– 0	–	$190,419		$190,419	*

Net change in unrealized appreciation/depreciation from investments held as of 3/31/14**	$	– 0	–	$	– 0	–	$(17,515)		$(17,515)

*	There were de minimis transfers under 1% of net assets during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	31

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

32	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $209,288 were deferred and amortized on a straight line basis over a one year period starting from August 31, 2011 (commencement of operations).

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	33

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% in excess of $3 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65%, 2.35%, 1.35%, 1.85%, 1.60%, and 1.35% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until March 31, 2015. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded on or before August 31, 2012. This fee waiver and/or expense reimbursement agreement may not be terminated before March 31, 2015. For the year ended March 31, 2014, such waiver/reimbursement amounted to $360,799 which is subject to repayment, not to exceed the amount of offering expenses. For the period from inception through March 31, 2014, such reimbursement amounted to $967,338, which is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended March 31, 2014, the reimbursement for such services amounted to $72,817.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $17,926 for the year ended March 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), is a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $57 from the sale of Class A shares and received $9 and $79 in contingent deferred sales charges imposed upon redemption by shareholders of Class A and Class C shares, respectively, for the year ended March 31, 2014.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.- Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government

34	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended March 31, 2014 is as follows:

Market Value March 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2014 (000)	Dividend Income (000)
$ 2,325	$72,758	$74,276	$807	$2

Brokerage commissions paid on investment transactions for the year ended March 31, 2014 amounted to $88,226, of which $11 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $759, and $27 for Class C and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	35

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2014, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$69,124,939		60,174,648
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency, futures and swaps) are as follows:

Cost	$33,887,729

Gross unrealized appreciation	$2,349,578
Gross unrealized depreciation	(1,336,738)

Net unrealized appreciation	$1,012,840

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

36	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

During the year ended March 31, 2014, the Fund held foreign-currency contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended March 31, 2014, the Fund held futures for non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	37

Notes to Financial Statements

a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended March 31, 2014, the Fund held purchased options for hedging purposes.

During the year ended March 31, 2014, the fund held written options for hedging purposes.

For the year ended March 31, 2014, the fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written oustanding as of 3/31/13	118			$42,001
Options written	– 0	–		– 0	–
Options expired	– 0	–		– 0	–
Options bought back	(118)			(42,001)
Options exercised	– 0	–		– 0	–

Options written oustanding as of 3/31/14	– 0	–	$	– 0	–

38	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty,

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	39

Notes to Financial Statements

calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/ (pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the year ended March 31, 2014, the Fund held credit default swaps for hedging and non-hedging purposes.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At March 31, 2014, the Fund had no sale contracts outstanding.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its

40	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2014, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $27,317. If a trigger event had occurred at March 31, 2014, for those derivatives in a net liability position, $27,317 would be required to be posted by the Fund.

At March 31, 2014 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$ 79,601	Unrealized depreciation of forward currency exchange contracts	$ 30,971

Credit contracts	Unrealized appreciation of credit default swaps	19,820	Unrealized depreciation of credit default swaps	– 0 –

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	41

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Receivable/Payable for variation margin on futures	$ 20,816*

Equity contracts	Investment in securities, at value	107,793

Total		$ 228,030		$ 30,971

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended March 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(214,054)	$(5,677)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	(32,096)	58,480

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation of futures	(226,575)	94,973

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(110,952)	(100,749)

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	(7,757)	26,790

Total		$(591,434)	$73,817

42	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

The following table represents the volume of the Fund’s derivative transactions during the year ended March 31, 2014:

Credit Default Swaps:
Average notional amount of buy contracts	$427,692

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$9,263,330
Average principal amount of sale contracts	$6,413,409

Futures:
Average notional amount of buy contracts	$1,074,203

Purchased Options Contracts:
Average monthly cost.	$134,876

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded
Citigroup Global Markets, Inc.	$107,793	$ – 0	–	$	– 0	–	$	– 0	–	$107,793
Exchange-Traded Goldman Sachs & Co.*	1,028	– 0	–		– 0	–		– 0	–	1,028
Barclays Bank PLC	25,562	– 0	–		– 0	–		– 0	–	25,562
BNP Paribas, SA	564	(564)			– 0	–		– 0	–	– 0	–
Brown Brothers Harriman & Co.	1,929	– 0	–		– 0	–		– 0	–	1,929
Citibank, N.A.	85,495	– 0	–		– 0	–		– 0	–	85,495
Deutsche Bank AG	5,000	– 0	–		– 0	–		– 0	–	5,000
Goldman Sachs Bank USA	7,685	– 0	–		– 0	–		– 0	–	7,685
Royal Bank of Scotland PLC	22,134	– 0	–		– 0	–		– 0	–	22,134
Standard Chartered Bank	3,090	(3,090)			– 0	–		– 0	–	– 0	–

Total	$260,280	$(3,654)		$	– 0	–	$	– 0	–	$256,626

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
BNP Paribas, SA	$11,267	$(564)		$	– 0	–	$	– 0	–	$10,703
Standard Chartered Bank	19,704	(3,090)			– 0	–		– 0	–	16,614

Total	$30,971	$(3,654)		$	– 0	–	$	– 0	–	$27,317

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2014.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	43

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $4,801 and $57 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended March 31, 2014; these amounts are reflected in the statement of operations. At March 31, 2014, the Fund had no securities on loan and did not

44	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

receive cash collateral. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended March 31, 2014 is as follows:

Market Value March 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2014 (000)
$ – 0 –	$2,189	$2,189	$ – 0 –

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

Class A
Shares sold	18,120	74,585	$170,383	$735,325

Shares issued in reinvestment of dividends	1,234	815	11,219	8,165

Shares redeemed	(28,929)	(27,666)	(267,934)	(270,988)

Net increase (decrease)	(9,575)	47,734	$(86,332)	$472,502

Class C
Shares sold	2,858	11,394	$28,045	$114,055

Shares issued in reinvestment of dividends	55	49	505	491

Shares redeemed	(6,877)	(4,573)	(63,226)	(44,117)

Net increase (decrease)	(3,964)	6,870	$(34,676)	$70,429

Advisor Class
Shares sold	678,543	982,724	$6,541,116	$9,640,269

Shares issued in reinvestment of dividends	29,121	12,781	264,940	128,325

Shares redeemed	(344,714)	(42,446)	(3,245,288)	(427,229)

Net increase	362,950	953,059	$3,560,768	$9,341,365

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	45

Notes to Financial Statements

	Shares				Amount
	Year Ended March 31, 2014		Year Ended March 31, 2013		Year Ended March 31, 2014			Year Ended March 31, 2013

Class R
Shares sold	– 0	–*	– 0	–	$	– 0	–**	$	– 0	–

Shares issued in reinvestment of dividends	– 0	–*	– 0	–		– 0	–**		– 0	–

Shares redeemed	– 0	–	– 0	–		– 0	–		– 0	–

Net increase	– 0	–	– 0	–	$	– 0	–	$	– 0	–

Class K
Shares sold	912		– 0	–		$8,539		$	– 0	–

Shares issued in reinvestment of dividends	14		– 0	–		127			– 0	–

Shares redeemed	(926)		– 0	–		(8,338)			– 0	–

Net increase	– 0	–	– 0	–		$328		$	– 0	–

Class I
Shares sold	26,364		– 0	–		$249,228		$	– 0	–

Shares issued in reinvestment of dividends	406		– 0	–		3,689			– 0	–

Shares redeemed	(24,496)		– 0	–		(217,689)			– 0	–

Net increase	2,274		– 0	–		$35,228			$–0	–

*	Amount represents less than .05 shares

**	Amount represents less than $1.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign

46	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Allocation Risk—Allocating assets among different asset classes may have a large impact on returns if one of those asset classes significantly underperforms the others.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	47

Notes to Financial Statements

exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal periods ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$756,081	$565,000

Total taxable distributions	756,081	565,000

Total distributions paid	$756,081	$565,000

As of March 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$209,211
Accumulated capital and other losses	(3,680,837	)(a)
Unrealized appreciation/(depreciation)	999,844	(b)

Total accumulated earnings/(deficit)	$(2,471,782	)(c)

(a)	On March 31, 2014, the Fund had a net capital loss carryforward of $3,679,402. As of March 31, 2014, the cumulative deferred loss on straddles was $1,435.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Passive Foreign Investment Companies (PFICs).

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2014, the Fund had a net short-term capital loss carryforward of $3,325,599 and a net long-term capital loss carryforward of $353,803 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and the tax treatment of swaps and Passive Foreign Investment Companies (PFICs) resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

48	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	49

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended March 31,		August 31, 2011(a) to March 31, 2012
	2014	2013

Net asset value, beginning of period	$10.05	$10.13	$10.00

Income From Investment Operations
Net investment income(b)(c)	.27	.15	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.96)	(.07)	.02

Net increase (decrease) in net asset value from operations	(.69)	.08	.13

Less: Dividends
Dividends from net investment income	(.16)	(.16)	.00

Net asset value, end of period	$ 9.20	$ 10.05	$ 10.13

Total Return
Total investment return based on net asset value(d)	(6.82)%	0.82%	1.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$605	$757	$280
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.65%	1.65%	1.65	%(e)
Expenses, before waivers/reimbursements	2.67%	2.88%	4.32	%(e)
Net investment income(c)	2.88%	1.48%	1.91	%(e)
Portfolio turnover rate	183%	91%	48%

See footnote summary on page 55.

50	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended March 31,		August 31, 2011(a) to March 31, 2012
	2014	2013

Net asset value, beginning of period	$ 9.99	$ 10.09	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.21	.09	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.95)	(.09)	.03

Net increase (decrease) in net asset value from operations	(.74)	.00 (f)	.09

Less: Dividends
Dividends from net investment income	(.07)	(.10)	.00

Net asset value, end of period	$ 9.18	$ 9.99	$ 10.09

Total Return
Total investment return based on net asset value(d)	(7.47)%	.00%	0.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$69	$114	$46
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.35%	2.35%	2.35	%(e)
Expenses, before waivers/reimbursements	3.34%	3.66%	5.14	%(e)
Net investment income(c)	2.25%	.91%	1.06	%(e)
Portfolio turnover rate	183%	91%	48%

See footnote summary on page 55.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	51

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended March 31,		August 31, 2011(a) to March 31, 2012
	2014	2013

Net asset value, beginning of period	$ 10.07	$ 10.15	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.30	.18	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.96)	(.08)	.05

Net increase (decrease) in net asset value from operations	(.66)	.10	.15

Less: Dividends
Dividends from net investment income	(.19)	(.18)	.00

Net asset value, end of period	$ 9.22	$ 10.07	$ 10.15

Total Return
Total investment return based on net asset value(d)	(6.48)%	1.02%	1.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,242	$14,088	$4,521
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35%	1.35%	1.35	%(e)
Expenses, before waivers/reimbursements	2.40%	2.63%	4.09	%(e)
Net investment income(c)	3.18%	1.80%	1.84	%(e)
Portfolio turnover rate	183%	91%	48%

See footnote summary on page 55.

52	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended March 31,		August 31, 2011(a) to March 31, 2012
	2014	2013

Net asset value, beginning of period	$ 10.03	$ 10.12	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.25	.15	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.95)	(.09)	.04

Net increase (decrease) in net asset value from operations	(.70)	.06	.12

Less: Dividends
Dividends from net investment income	(.15)	(.15)	.00

Net asset value, end of period	$ 9.18	$ 10.03	$ 10.12

Total Return
Total investment return based on net asset value(d)	(6.99)%	0.57%	1.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85%	1.85%	1.85	%(e)
Expenses, before waivers/reimbursements	2.85%	3.20%	4.71	%(e)
Net investment income(c)	2.66%	1.53%	1.41	%(e)
Portfolio turnover rate	183%	91%	48%

See footnote summary on page 55.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	53

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended March 31,		August 31, 2011(a) to March 31, 2012
	2014	2013

Net asset value, beginning of period	$ 10.03	$ 10.12	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.26	.17	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.94)	(.09)	.04

Net increase (decrease) in net asset value from operations	(.68)	.08	.13

Less: Dividends
Dividends from net investment income	(.18)	(.17)	(.01)

Net asset value, end of period	$ 9.17	$ 10.03	$ 10.12

Total Return
Total investment return based on net asset value(d)	(6.75)%	0.83%	1.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60%	1.60%	1.60	%(e)
Expenses, before waivers/reimbursements	2.68%	2.92%	4.36	%(e)
Net investment income(c)	2.76%	1.78%	1.66	%(e)
Portfolio turnover rate	183%	91%	48%

See footnote summary on page 55.

54	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended March 31,		August 31, 2011(a) to March 31, 2012
	2014	2013

Net asset value, beginning of period	$ 10.04	$ 10.13	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.29	.20	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.94)	(.09)	.03

Net increase (decrease) in net asset value from operations	(.65)	.11	.14

Less: Dividends
Dividends from net investment income	(.20)	(.20)	(.01)

Net asset value, end of period	$ 9.19	$ 10.04	$ 10.13

Total Return
Total investment return based on net asset value(d)	(6.44)%	1.05%	1.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,351	$20,039	$20,215
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35%	1.35%	1.35	%(e)
Expenses, before waivers/reimbursements	2.33%	2.64%	4.08	%(e)
Net investment income(c)	3.17%	2.02%	1.92	%(e)
Portfolio turnover rate	183%	91%	48%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Amount represents less than $0.005

See notes to financial statements.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	55

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Emerging Markets Multi-Asset Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Emerging Markets Multi-Asset Portfolio (one of the portfolios constituting the AllianceBernstein Cap Fund, Inc. (the “Fund”)) as of March 31, 2014, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended and for the period August 31, 2011 (commencement of operations) through March 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Emerging Markets Multi-Asset Portfolio (one of the portfolios constituting the AllianceBernstein Cap Fund, Inc.) at March 31, 2014, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended and for the period August 31, 2011 (commencement of operations) through March 31, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 29, 2014

56	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended March 31, 2014. For foreign shareholders, 2.86% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended March 31, 2014, the Fund designates $385,105 as the maximum amount that may be considered qualified dividend income for individual shareholders.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended March 31, 2014, $78,329 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $804,375.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	57

Federal Tax Information

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Henry S. D’Auria(2), Vice President

Paul J. DeNoon(2), Vice President

Morgan C. Harting(2), Vice President

Marco G. Santamaria(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser’s Emerging Markets Multi-Asset Team. Messrs. D’Auria, DeNoon, Harting and Santamaria are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

58	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Directors Bios for – Emerging Markets Multi-Asset

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2011)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	59

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 72 (2011)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014, and Chairman of the Independent Directors Committee of such Funds since February 2014.	101	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, ## 72 (2011)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	101	None

60	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 70 (2011)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	101	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund since prior to 2009 until 2013

William H. Foulk, Jr., ## 81 (2011)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	101	None

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	61

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 78 (2011)	Chairman of the Board of SRC Computers Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until February 2014. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	PLX Technology (semi-conductors) since prior to 2009 until February 2014, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 66 (2011)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

62	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 62 (2011)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 to January 2014

Earl D. Weiner, ## 74 (2011)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	63

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

64	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below:

Robert M. Keith, Jr. 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Henry S. D’Auria 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Paul J. DeNoon 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Morgan C. Harting 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Marco G. Santamaria 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since June 2010. Prior thereto, he was a founding partner at Global Securities Advisors, an emerging-markets oriented fixed-income hedge fund, since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	65

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Emerging Markets Multi-Asset Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	It should be noted that the information in the fee evaluation was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

66	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. Also shown are the Portfolio’s net assets on March 31, 2013.

Portfolio	March 31, 2013 Net Assets ($MM)	Advisory Fee Schedule
Emerging Markets Multi-Asset Portfolio	$33.9	1.00% on first $1 billion
		0.95% on next $1 billion
		0.90% on next $1 billion
		0.85% on the balance

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $50,047 (0.391% of the Portfolio’s average daily net assets) for providing such services, but waived the amount in its entirety.

The Portfolio‘s expense limitation undertaking calls for the Adviser to establish expense caps, set forth below, through the Portfolio’s first three years of operations. During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps and the aggregate reimbursements do not exceed the offering expenses. Also, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:4

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]		Fiscal Year End
Emerging Markets Multi-Asset Portfolio	Advisor Class A Class C Class R Class K Class I	1.35 1.65 2.35 1.85 1.60 1.35	% % % % % %	3.51 3.81 4.57 3.97 3.68 3.41	% % % % % %	March 31 (ratios as of September 30, 2012)

3	Jones v. Harris at 1427.

4	Semi-annual total expense ratios are unaudited.

5	Annualized

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	67

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Portfolio counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for providing certain non-management services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 In addition to the AllianceBernstein Institutional fee

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

68	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio based on March 31, 2013 net assets.7

Portfolio	Net Assets 3/31/13 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Emerging Markets Multi-Asset Portfolio	$33.9	Emerging Markets Multi-Asset 0.85% on 1st $25 million 0.80% on next $25 million 0.75% on the balance Minimum Account Size: $50 m	0.837%	1.000%

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[8]
Emerging Markets Multi-Asset Portfolio	Emerging Markets Multi-Asset Portfolio
	Class A	1.60%
	Class I	0.80%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	69

management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)10 and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank
Emerging Markets Multi-Asset Portfolio	1.000	1.060	3/15

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.13 Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Emerging Markets Multi-Asset Portfolio	1.648	1.776	4/15	1.768	21/76

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.
12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year Class A share total expense ratio.

70	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund was negative during calendar year 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	71

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $61, $240 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $4,849 in fees from the Portfolio.

The Portfolio did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the

72	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance return and rankings18 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the period ended February 28, 2013.20

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	73

Emerging Markets Multi-Asset Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-1.11	3.17	1.27	12/15	61/81

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmark.22

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	Since Inception (%)
Emerging Markets Multi-Asset Portfolio	-1.11	2.09
MSCI Emerging Markets Index	0.28	3.67
Inception Date: August 31, 2011

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

21	The performance return shown in the table is for the Class A shares of the Portfolio.
22	The Adviser provided Portfolio and benchmark performance return information for the since inception period through February 28, 2013.

74	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

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High Income Municipal Portfolio

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Tax-Aware Fixed Income Portfolio

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Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

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New Jersey Portfolio

New York Portfolio

Ohio Portfolio

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Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

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High Income Fund

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Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

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Select US Long/Short Portfolio

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Asset Allocation/Multi-Asset

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Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

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Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	75

AllianceBernstein Family of Funds

NOTES

76	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EMMA-0151-0314

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Emerging Market Multi-Asset	2013	$40,500	$326	$21,075
	2014	$40,500	$—	$30,404

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Emerging Market Multi-Asset	2013	$653,209	$ $ $	21,401 (326 (21,075	) )
	2014	$323,934	$ $ $	30,404 — (30,404)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 22, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 22, 2014